Canadian Development Properties	12 Months Ended
Dec. 31, 2021
Investment property [abstract]
Canadian Development Properties	CANADIAN DEVELOPMENT PROPERTIES
The Company's Canadian development properties include one development project (The James) and an adjacent commercial property (The Shops of Summerhill) in Toronto. The following table presents the changes in the Canadian development properties balance for the years ended December 31, 2021 and December 31, 2020.

(in thousands of U.S. dollars)	December 31, 2021	December 31, 2020

Opening balance	$110,018	$35,625
Acquisitions	—	65,861
Development expenditures	12,748	2,998
Fair value adjustments	10,098	—
Translation adjustment	386	5,534
Balance, end of year	$133,250	$110,018
The Company earned $1,327 of commercial rental income from The Shops of Summerhill for the year ended December 31, 2021 (2020 - $791), which is classified as other income.
Valuation methodology

Fair value is determined by independent appraisers who hold recognized and relevant professional qualifications and have recent experience in the location and category of the property being valued. The fair values of Canadian development properties are based on active market prices for similar development assets, and the discounted cash flow methodology is used for commercial income-producing properties.

For properties under development, active market prices for land value per square foot are quoted by third-party appraisers and are adjusted for differences, incorporating the nature of the development, location or condition of the asset, as well as assumptions about the recoverability of development costs, all of which are considered to be level 3 inputs.

For commercial income-producing properties, the discounted cash flow methodology takes into consideration the present value of expected future cash flows from rental operations and the property's eventual sale.
The Canadian development properties were valued on December 1, 2021. Management has assessed whether any market changes have occurred subsequent to the date of valuation and has determined that the value remained valid as at December 31, 2021.

Key valuation assumptions for the Canadian development properties are set out below.

	December 31, 2021	December 31, 2020(1)

Property under development
Land value per square foot(2)	$260	N/A

Commercial income-producing property
Discount rate	4.75%	N/A
Capitalization rate	4.25%	N/A

(1) On June 23, 2020, the Company acquired the remaining ownership interests of 50% and 75% of The James and The Shops of Summerhill. Property values typically do not change materially in the short term, and development expenditures generally do not significantly impact values in the first twelve months after purchase. Hence, it was determined that the purchase price plus the cost of development expenditures approximated fair value as at December 31, 2020.
(2) Equivalent to C$330 per square foot, translated to U.S. dollars at the year-end exchange rate.

Sensitivity

For the property valued using active market prices, a 5.0% increase or decrease in the appraised land value per square foot would result in a change to the fair value of $4,654 or ($4,654), respectively.
For the property valued using the discounted cash flow methodology, a 1.0% increase or decrease in discount rate would result in a change in the fair value of ($3,038) or $3,354, respectively, and a 0.25% increase or decrease in capitalization rate would result in a change in the fair value of ($1,489) or $1,675, respectively.